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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)   February 13, 2001
                                                     -----------------------

                    LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
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             (Exact Name Of Registrant As Specified In Its Charter)

                            The Kingdom of Belgium
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                 (State or Other Jurisdiction of Incorporation)

              0-27296                                       N/A
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       (Commission File Number)            (I.R.S. Employer Identification No.)

52 Third Avenue, Burlington, Massachusetts                      01803
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 (Address of Principal Executive Offices in the U.S.)        (Zip Code)

                                (781) 203-5000
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             (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.      Other Events.
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     As previously reported on Form 8-K filed on January 31, 2001, Lernout &
Hauspie Speech Products N.V. (the "Registrant") and certain of its U.S. subsidiaries (Dictaphone Corporation and L&H Holdings USA, Inc., the successor corporation to Dragon Systems Inc.) each filed voluntary petitions on November 29, 2000 with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code, captioned In re Lernout & Hauspie Speech Products N.V., et al., Case Nos. 00-4397 through 00-4399 (JHW). The Registrant, Dictaphone Corporation and L&H Holding USA, Inc. continue in possession of their properties and are operating and managing their businesses as debtors-in-possession subject to Bankruptcy Court approval for certain actions of the Company.

     The Registrant, Dictaphone Corporation and L&H Holdings USA, Inc. are required to file Monthly Operating Reports with the Bankruptcy Court and the Office of the United States Trustee for the District of Delaware (the "United States Trustee") pursuant to Bankruptcy Rule 2015 and the Office of the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases. In connection therewith, attached hereto are: (i) as Exhibit 99.1, the unconsolidated Monthly Operating Report of the Registrant for the period of December 1, 2000 through December 31, 2000, filed with the Bankruptcy Court on February 13, 2001 and the United States Trustee on February 14, 2001, (ii) as
Exhibit 99.2, the unconsolidated Monthly Operating Report of Dictaphone Corporation for the period of December 1, 2000 through December 31, 2000, filed with the Bankruptcy Court on February 13, 2001 and the United States Trustee on February 14, 2001, and (iii) as Exhibit 99.3, the unconsolidated Monthly Operating Report of L&H Holdings USA, Inc. for the period of December 1, 2000 through December 31, 2000, filed with the Bankruptcy Court on February 13, 2001 and the United States Trustee on February 14, 2001.

Item 7.      Financial Statements and Exhibits.
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(c)      Exhibits:

99.1 - Unconsolidated Monthly Operating Report of the Registrant for the period of December 1, 2000 through December 31, 2000.
99.2 - Unconsolidated Monthly Operating Report of Dictaphone Corporation for the period of December 1, 2000 through December 31, 2000.
99.3 - Unconsolidated Monthly Operating Report of L&H Holdings USA, Inc. for the period of December 1, 2000 through December 31, 2000.
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   LERNOUT & HAUSPIE SPEECH
                                   PRODUCTS N.V.
Dated:  February 21, 2001


                                   By: /s/ Philippe Bodson
                                       _____________________________________
                                           Name:  Philippe Bodson
                                           Title: Chief Executive Officer